UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2008

CATALENT PHARMA SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-147871	13-3523163
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey		08873
(Address of registrant’s principal executive office)		(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Catalent Pharma Solutions, Inc. (the “Company”) has accepted the resignation, effective May 31, 2008, of Frances Hattauer, the Company’s Vice-President, Controller and Assistant Treasurer. Ms. Hattauer will be leaving the Company to pursue personal interests and her departure is not related to any dispute with the Company or its independent auditors regarding accounting or financial reporting matters.

Matthew Walsh, the Company’s Senior Vice President and Chief Financial Officer, will be assuming the role of the Company’s Principal Accounting Officer effective April 24, 2008. The information regarding Mr. Walsh required by sections (c)(2) and (c)(3) of this item is contained in the Current Report on Form 8-K, dated March 28, 2008, filed by the Company with the Securities and Exchange Commission on April 3, 2008, and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent Pharma Solutions, Inc. (Registrant)

By:	/s/ Gloria Barr
Name:	Gloria Barr
Title:	Vice President, Deputy General Counsel and
Assistant Secretary

Dated: April 24, 2008

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